Exhibit 99.1

RPC, Inc. Board of Directors

Declares Regular Quarterly Cash Dividend And

Authorizes Expansion of Stock Repurchase Program

ATLANTA, April 26, 2023 - RPC, Inc. (NYSE: RES) announced today that on April 25, 2023 its Board of Directors declared a $0.04 per share regular quarterly cash dividend payable June 9, 2023 to common stockholders of record at the close of business on May 10, 2023.

Additionally, the Board of Directors approved an increase of 8.0 million shares to the number of shares authorized for repurchase under the company’s stock buyback program for a total remaining available for repurchase of 15,115,820 shares. This authorization is part of a broader capital allocation framework to deliver value to shareholders by returning excess cash to shareholders through share repurchases and dividends. The company’s stock buyback program does not have a predetermined expiration date. Repurchases of shares of the company’s common stock may be made from time to time in the open market, by block purchases, in privately negotiated transactions or in such other manner as determined by the company. The timing of the repurchases and the actual amount repurchased will depend on a variety of factors, including the market price of the company's shares, general market and economic conditions, and other factors. The stock repurchase program does not obligate the company to acquire any particular amount of common stock, and it may be suspended or discontinued at any time. The company does not expect to incur debt to fund the share repurchase program.

Forward-Looking Statement Disclaimer

Certain statements made in this press release that are not historical facts are “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. The words “may,” “will,” “expect,” “believe,” “anticipate,” “project,” “estimate,” and similar expressions generally identify forward-looking statements. Such statements are based on certain assumptions and analyses made by our management in light of its experience and its perception of historical trends, current conditions, expected future developments and other factors it believes to be appropriate. We caution you that such statements are only predictions and not guarantees of future performance and that actual results, developments and business decisions may differ from those envisioned by the forward-looking statements. Examples of forward-looking statements in this press release include statements relating to the expected size of our stock repurchase program, and the potential timing and financing thereof . These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those contained in any forward-looking statement, such as delays or failures associated with the implementation of the stock repurchase program, possible market disruptions, and competing uses for our capital. In addition, the performance of our business may impact our repurchase decisions, and our business is subject to a number of risks, including the combined impact of OPEC disputes and the COVID-19 pandemic on our operating results, possible declines in the price of oil and natural gas, which tend to result in a decrease in drilling activity and therefore a decline in the demand for our services, the actions of the OPEC cartel, the ultimate impact of current and potential political unrest and armed conflict in the oil producing regions of the world, which could impact drilling activity, adverse weather conditions in oil or gas producing regions, including the Gulf of Mexico, competition in the oil and gas industry, the company’s ability to implement price increases, the potential impact of possible future regulations on hydraulic fracturing on our business, risks of international operations, and reliance on large customers. Additional discussion of factors that could cause actual results to differ from management’s projections, forecasts, estimates and expectations is contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. See “Risk Factors” contained in Item 1A. for a discussion of factors that may cause actual results to differ from our projections.

About RPC

RPC provides a broad range of specialized oilfield services and equipment primarily to independent and major oilfield companies engaged in the exploration, production and development of oil and gas properties throughout the United States, including the Gulf of Mexico, mid-continent, southwest, Appalachian and Rocky Mountain regions, and in selected international markets. RPC’s investor website can be found on the internet at RPC.net.

For information about RPC, Inc. or this press release, please contact:

Michael L. Schmit

Chief Financial Officer

(404) 321-2140

irdept@rpc.net

Jim Landers

Vice President Corporate Services

(404) 321-2162

jlanders@rpc.net